                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________

                                   FORM 8-K


                              __________________


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              __________________


Date of Report (Date of earliest event reported)                January 16, 1996


                              __________________

                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                      0-17270                  75-2231415
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)



          5001 SPRING VALLEY ROAD
          DALLAS, TEXAS                                75244
(Address of principal executive offices)               (Zip Code)

(Registrant's telephone number, including area code):    (214) 960-4611
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Item 7. Financial Statements and Exhibits.
        ----------------------------------

The following are filed as Exhibits to this Report:

        99.1 Monthly Certificateholders' Statement - Series B for the month ended December 31, 1995.


        99.2 Monthly Certificateholders' Statement - Series C for the month ended December 31, 1995.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JCP RECEIVABLES, INC.



Date:  January 16, 1996           By:  /s/Catherine A. Walther
                                     ------------------------------------
                                          Catherine A. Walther
                                          President

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                               INDEX TO EXHIBITS


Exhibit
Number           Exhibit
-----            -------
99.1      Monthly Certificateholders' Statement - Series B for
          the month ended December 31, 1995.

99.2 Monthly Certificateholders' Statement - Series C for the month ended December 31, 1995.